SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                DECEMBER 26, 1995

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                   Commission                IRS Employer
jurisdiction                     File Number               Identification
of incorporation                                           Number

Delaware                           1-3492                  No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On December 26, 1995, the registrant issued a press release entitled Highlands Insurance Record and Distribution Dates, pertaining, among other things, to an announcement that registrant will distribute to its shareholders of record at the close of business on January 4, 1996 a dividend of one common share of its Highlands Insurance Group, Inc. subsidiary for every ten shares of Halliburton common stock owned. The Distribution/Mail Date of the Highlands common stock will be January 23, 1996. Highlands will become an independent public company following the spin-off and its shares will trade on the New York Stock Exchange with the ticker symbol "HIC". The spin-off will be a tax free distribution. Fractional shares will not be issued in connection with the distribution.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated December 26, 1995














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HALLIBURTON COMPANY




Date:    December 28, 1995            By: _______________________
                                            Susan S. Keith
                                            Vice President
                                            Secretary and Corporate Counsel






























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                                  EXHIBIT INDEX



Exhibit                                             Sequentially
Number                  Description                 Numbered Page

  20                    Press Release of
                        December 26, 1995               5 of 6
                        Incorporated by Reference



































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